Exhibit 99.1

GSV Capital Corp. Reports Third Quarter 2016 Financial Results and

Paid a $0.04 Dividend per Share

Net Asset Value of $10.08 per Share as of September 30, 2016

WOODSIDE, Calif., November 7, 2016 (GLOBE NEWSWIRE) -- GSV Capital Corp. (“GSV Capital” or the “Company”) (Nasdaq:GSVC) today announced financial results for the quarter ended September 30, 2016. Net assets totaled approximately $223.6 million, or $10.08 per share, at September 30, 2016, as compared to $10.22 per share at June 30, 2016.

“We launched GSV Capital to provide public investors with unique access to the most dynamic, fastest-growing private companies in the world," said Michael Moe, Chief Executive Officer of GSV Capital. “We are pleased to report continued strong fundamentals in the portfolio, especially for top names, including Dropbox, Palantir, Snap, Coursera, Lyft, and Spotify.”

Dividend Information

On August 3, 2016, GSV Capital’s Board of Directors declared a per share cash dividend of $0.04, which was paid on August 24, 2016 to the Company’s stockholders of record as of the close of business on August 16, 2016.

Investment Portfolio as of September 30, 2016

At September 30, 2016, GSV Capital held positions in 46 portfolio companies with an aggregate fair value of approximately $298.3 million. Excluding Treasuries, the Company’s top ten portfolio company investments accounted for 55.3% of the total portfolio at fair value.

Top Ten Investments at September 30, 2016

$ in millions (rounded)	Fair Value	% of Total Portfolio
Palantir Technologies, Inc.	$43.0	14.4%
Dropbox, Inc.	17.1	5.7
Spotify Technology S.A.	16.2	5.4
Coursera, Inc.	14.4	4.8
PayNearMe, Inc.	14.0	4.7
JAMF Holdings, Inc.	12.4	4.2
General Assembly Space, Inc.	12.4	4.1
Ozy Media, Inc.	12.1	4.0
Declara, Inc.	12.0	4.0
Curious.com, Inc.	11.3	3.8
Total (rounded)	$164.9	55.3%

Of the five key investment themes GSV Capital has identified in its portfolio as of September 30, 2016, Cloud Computing and Big Data is its largest commitment, accounting for 33.7% of the total portfolio at fair value. Education Technology represents 32.5% of the total portfolio at fair value, and Social Mobile, Marketplaces and Sustainability represent 14.9%, 14.4% and 4.5% of the total portfolio at fair value, respectively.

Third Quarter 2016 Portfolio Investment Activity

In the third quarter of 2016, GSV Capital invested approximately $2.5 million, including a follow-on investment of approximately $2.0 million in Ozy Media, Inc. and approximately $0.5 million follow-on investment in Lytro, Inc.

GSV Capital sold shares in the following portfolio companies during the third quarter of 2016:

		Average
	Shares	Net Share	Net	Realized
Portfolio Company	Sold	Price [1]	Proceeds	Gains [2]	IRR

Lyft, Inc.	170,000	$24.00	$4,080,000	$2,351,752	42.9%
Twitter, Inc.	800,600	$18.21	14,578,469	306,603	0.4%
Total			$18,658,469	$2,658,355

__________

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s).
(2)	Realized gains exclude any realized gains/(losses) incurred on the maturity of GSV Capital’s treasury investments.

Subsequent to third quarter-end, through November 7, 2016, GSV Capital sold shares in the following portfolio company:

		Average
	Shares	Net Share	Net	Realized
Portfolio Company	Sold	Price [1]	Proceeds	Loss [2]

Upwork Global Inc.	25,159	$4.31	$108,530	$(77,819)

__________

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s).
(2)	Realized gains/(losses) exclude any realized gains/(losses) incurred on the maturity of GSV Capital’s treasury investments.

At quarter-end and as of November 7, 2016, GSV Capital had no borrowings outstanding and $18.0 million of borrowing capacity available to it under its credit facility.

Third Quarter 2016 Financial Results

	Quarter Ended September 30, 2016		Quarter Ended September 30, 2015
	$ in millions (rounded)	per share	$ in millions (rounded)	per share
Net investment loss	$(4.2)	$(0.19)	$(32.8)	$(1.70)

Net realized gains	$2.7	$0.12	$27.3	$1.40

Benefit for taxes on net realized gains	-	-	$11.3	$0.59

Net change in unrealized depreciation of investments	$(1.3)	$(0.06)	$(22.0)	$(1.14)

Benefit for taxes on unrealized depreciation of investments	$0.6	$0.02	$25.0	$1.30

Distributions from realized gain	$(0.9)	$(0.04)	-	-

Net increase/(decrease) in net assets resulting from operations - basic	$(2.3)	$(0.10)	$8.9	$0.45

Weighted-average common basic shares outstanding were approximately 22.2 million for the quarter ended September 30, 2016 and 19.3 million for the quarter ended September 30, 2015.

GSV Capital’s liquid assets ended the quarter at $37.8 million, consisting of $11.4 million of cash, $18.0 million of unused borrowings available under the Company’s credit facility and $8.4 million of public securities not subject to lock-up agreements, none of which are subject to periodic sales restrictions.

Conference Call and Webcast

Management will hold a conference call and webcast for investors today at 2:00 p.m. PT (5:00 p.m. ET). The conference call number for U.S. participants is 877-419-6593, and the conference call number for participants outside of the United States is 1-719-325-4824. The conference ID number for both call numbers is 2157689. Additionally, interested parties can listen to a live webcast of the call from the “Investor Relations” section of GSV Capital’s website at http://investors.gsvcap.com/. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed until 5:00 p.m. PT (8:00 p.m. ET) on November 14, 2016 by dialing 888-203-1112 (U.S.) or 1-719-457-0820 (international) and using conference ID number 2157689.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the Company seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

Follow GSV Capital on Twitter: @gsvcap

The GSV Capital Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=12750

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of our future performance, condition or results of operations and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein, unless required to do so by law.

Contact

GSV Capital Corp.

(650) 235-4769

IR@gsvam.com

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

	September 30, 2016	December 31, 2015
ASSETS
Investments at fair value:
Investments in controlled securities (cost of $22,832,672 and $21,830,392, respectively) (1)	$22,050,846	$22,871,790
Investments in affiliated securities (cost of $73,984,911 and $73,942,123, respectively) (1)	64,121,729	66,075,585
Investments in non-controlled/non-affiliated securities (cost of $181,608,512 and $197,577,328, respectively)	212,097,381	260,861,392
Investments in treasury bill (cost of $29,999,935 and $29,999,968, respectively)	29,999,935	30,000,000
Investments owned and pledged (amortized cost of $0 and $3,675,192, respectively) (2)	-	3,676,693
Total Investments (cost of $308,426,030 and $327,025,003, respectively)	328,269,891	383,485,460

Cash	11,445,113	13,349,877
Restricted cash	115,431	52,931
Due from:
GSV Asset Management (1)	77,021	220,770
Portfolio companies (1)	679	56,371
Interest and dividends receivable	222,361	97,183
Prepaid expenses and other assets	315,238	227,826
Deferred financing costs (3)	356,268	352,653
Total Assets	340,802,002	397,843,071

LIABILITIES
Due to:
GSV Asset Management (1)	895,932	5,047,429
Accounts payable and accrued expenses	364,239	105,587
Accrued incentive fees (1)	9,509,476	17,314,565
Accrued management fees (1)	541,988	683,423
Accrued interest payable	150,938	1,056,563
Payable for securities purchased	26,499,909	26,499,357
Deferred tax liability	11,924,845	12,476,155
Convertible Senior Notes payable 5.25% due September 15, 2018 (2)(3)	67,294,938	66,649,047
Total Liabilities	117,182,265	129,832,126

Commitments and contingencies

Net Assets	$223,619,737	$268,010,945

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 22,181,003 issued and outstanding, respectively)	$221,810	$221,810
Paid-in capital in excess of par	237,757,527	237,757,527
Accumulated net investment loss	(21,760,725)	(16,634,037)
Accumulated net realized gains/(losses) on investments	(517,892)	2,681,342
Accumulated net unrealized appreciation of investments	7,919,017	43,984,303
Net Assets	$223,619,737	$268,010,945

Net Asset Value Per Share	$10.08	$12.08

(1)	This balance is a related-party transaction.
(2)	The Convertible Senior Notes have a face value of $69,000,000. In accordance with the terms of the Company’s Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with U.S. Bank N.A., the trustee. These funds were used to purchase six U.S. Treasury Strips with an original cost of $10,845,236. As of September 30, 2016, all of the government securities purchased had matured and the proceeds were used by the trustee in accordance with the terms of the escrow agreement.
(3)	Deferred debt issuance costs of $1,947,572 related to the Company’s issuance of the Convertible Senior Notes payable were previously classified as “Deferred financing costs” as of December 31, 2015. In accordance with FASB ASU 2015-03, this balance has been retrospectively reclassified as a direct deduction from the Convertible Senior Notes on the Condensed Consolidated Statements of Assets and Liabilities at September 30, 2016.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
INVESTMENT INCOME
Interest income from controlled securities (1)	$23,000	$-	$43,417	$-
Interest income/(reversal of interest accrual) from affiliated securities (1)	61,145	31,992	79,858	152,388
Interest income from non-controlled/non-affiliated securities	2,503	7,371	11,906	23,109
Dividend income from non-controlled/non-affiliated securities	-	-	-	46,781
Total Investment Income	86,648	39,363	135,181	222,278

OPERATING EXPENSES
Management fees (1)	1,625,963	2,063,017	5,324,186	5,994,530
Incentive fees / (Reversal of incentive fee accrual) (1)	220,719	1,062,535	(7,805,089)	10,839,602
Costs incurred under administration agreement (1)	627,444	598,456	1,926,085	2,185,888
Directors’ fees	86,250	94,620	258,750	287,426
Professional fees	416,353	265,429	1,441,856	1,001,401
Interest expense	1,189,736	1,183,833	3,557,225	3,781,419
Income tax expense	-	852,970	-	852,970
Other expenses	141,838	118,417	558,856	382,895
Gain on fair value adjustment for embedded derivative	-	-	-	(1,000)
Total Operating Expenses	4,308,303	6,239,277	5,261,869	25,325,131

Provision for taxes on net investment loss (3)	-	(26,583,935)	-	(18,865,865)

Net Investment Loss	(4,221,655)	(32,783,849)	(5,126,688)	(43,968,718)

Net Realized Gains/(Losses):
From affiliated securities	-	(10,170,567)	-	(10,161,030)
From non-controlled/non-affiliated securities	2,658,715	37,460,383	(2,311,994)	64,305,863
Net Realized Gains/(Losses) on investments	2,658,715	27,289,816	(2,311,994)	54,144,833

Benefit from taxes on realized
gains on investments (3)	-	11,307,706	-	342,802

Net Change in Unrealized Appreciation/
(Depreciation) of Investments:
From controlled securities	(1,616,568)	719,143	(1,823,224)	685,571
From affiliated securities	(584,077)	5,124,897	(6,951,895)	4,467,809
From non-controlled/non-affiliated securities	938,936	(27,825,708)	(27,841,477)	(5,095,366)
Total Change in Unrealized Appreciation/
(Depreciation) of investments	(1,261,709)	(21,981,668)	(36,616,596)	58,014

Benefit from taxes on unrealized
appreciation/depreciation of investments (3)	551,310	25,020,686	551,310	16,021,883

Net Increase/(Decrease) in Net Assets
Resulting from Operations	$(2,273,339)	$8,852,691	$(43,503,968)	$26,598,814

Net Increase/(Decrease) in Net Assets Resulting
from Operations per Common Share
Basic	$(0.10)	$0.45	$(1.96)	$1.37
Diluted (2)	$(0.10)	$0.42	$(1.96)	$1.27

Weighted-Average Common Shares Outstanding
Basic	22,181,003	19,320,100	22,181,003	19,320,100
Diluted (2)	22,181,003	23,564,228	22,181,003	23,564,228

(1)	This balance is a related-party transaction.
(2)	For the three and nine months ended September 30, 2016, 5,751,815 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net decrease in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.
(3)	Due to the Company’s change in tax status to a regulated investment company (“RIC”) from a C Corporation, the associated accrued benefits and provisions from previous periods were reversed, resulting in a provision for net investment loss, a benefit from net realized gains, and a benefit from unrealized appreciation of investments for the three and nine months ended September 30, 2015.

GSV CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (Unaudited)

	Three months ended		Three months ended
Per Share Data:	September 30, 2016		September 30, 2015

Net asset value at beginning of period	$10.22		$15.72
Net investment loss	(0.19)	(1)	(1.70)	(1)
Realized gain	0.12	(1)	1.40	(1)
Benefit from taxes on net realized capital gains	-	(1)	0.59	(1)
Net change in unrealized depreciation	(0.06)	(1)	(1.14)	(1)
Benefit from taxes on unrealized depreciation of investments	0.02	(1)	1.30	(1)
Dividends from realized gain	(0.04)		-
Net asset value at end of period	$10.08		$16.17

Per share market value at end of period	$4.72		$7.85
Total return based on market value	(5.23)	%(2)	(23.86)	%(2)
Total return based on net asset value	(0.59)	%(2)	2.86	%(2)
Shares outstanding at end of period	22,181,003		19,320,100
	.
Ratio/Supplemental Data:
Net assets at end of period	$223,619,737		$312,502,487
Average net assets	$226,900,410		$303,720,148

Annualized ratios
Ratio of gross operating expenses to average net assets (3)	7.53%		8.24%
Ratio of net income tax provisions to average net assets (3)	(0.96)%		12.87%
Ratio of net operating expenses to average net assets (3)	6.57%		21.11%

Ratio of net investment loss to
average net assets (3)	(7.38)%		(43.30)%

Portfolio Turnover Ratio	0.82%		1.78%

GSV CAPITAL CORP. AND SUBSIDIARIES FINANCIAL HIGHLIGHTS (Unaudited)

	Nine months ended		Nine months ended
	September 30, 2016		September 30, 2015
Per Share Data:
Net asset value at beginning of period	$12.08	(1)	$14.80	(1)
Net investment loss	(0.23)	(1)	(2.28)	(1)
Realized gain/(loss)	(0.10)	(1)	2.80	(1)
Benefit from taxes on net realized capital gains	-	(1)	0.02	(1)
Net change in unrealized appreciation/(depreciation)	(1.65)	(1)	0.00	(1)
Benefit from taxes on unrealized appreciation/depreciation of investments	0.02		0.83
Dividends from realized gain	(0.04)		-
Net asset value at end of period	$10.08		$16.17

Per share market value at end of period	$4.72		$7.85
Total return based on market value	(28.03)	%(2)	(9.04)	%(2)
Total return based on net asset value	(15.90)	%(2)	9.26	%(2)
Shares outstanding at end of period	22,181,003		19,320,100

Ratio / Supplemental Data:
Net assets at end of period	$223,619,737		$312,502,487
Average net assets	$250,723,620		$299,491,050

Annualized ratios
Ratio of gross operating expenses to average net assets (3)	2.80%		11.31%
Ratio of net income tax provisions to average net assets (3)	(0.29)%		(1.12)%
Ratio of net operating expenses to average net assets (3)	2.51%		10.19%

Ratio of net investment loss to average net assets (3)	(2.72)%		(19.63)%

Portfolio Turnover Ratio	4.05%		4.53%

(1)	Based on weighted-average number of shares outstanding for the period.
(2)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the period. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.
(3)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses are not annualized. For each of the three and nine months ended September 30, 2016 and 2015, the Company did not incur any non-recurring expenses. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.